Exhibit 10.24

TELE AID SUBSCRIBER AGREEMENT FOR MERCEDES-BENZ VEHICLES ALL YELLOW SECTIONS BELOW MUST BE COMPLETED TO VALIDATE SUBSCRIPTION SUBSCRIBER INFORMATION (REQUIRED) (Must match signature) ADDITIONAL DRIVER INFORMATION (if applicable) Mr. Ms. Mrs. Dr. (circle one) First Name abc M.I. adv Mr. Ms. Mrs. Dr. (circle one) First Name M.I. First Name Suffix (Jr., III, Etc.) da First Name Suffix (Jr., III, Etc.) Company Name (if company vehicle) Company Name (if company vehicle) Street Address (no P.O. box numbers) Street Address (no P.O. box numbers) City State ZIP City State ZIP Home Phone 1 2 2 - 2 - Home Phone Work Phone - - Work Phone - - Other Phone - - Other Phone - - E-Mail Address E-Mail Address Tele Aid Password (REQUIRED) Tele Aid Password (REQUIRED) VEHICLE INFORMATION (REQUIRED) Vehicle Identification Number (VIN) Make: MERCEDES-BENZ Model Model Year Vehicle Delivery Date Vehicle Color Sales Type: Retail Purchase Retail Lease MB Empl Lease: 13-Mo 24-Mo 36-Mo MB Empl Purchase Dealer Demo MB Press/Test MB Company Car If this vehicle replaces another Tele Aid-equipped vehicle that was sold, traded, etc., Indicate VIN of previous vehicle here: SERVICE PLAN (REQUIRED) PAYMENT OPTIONS (REQUIRED - Select One) NEW VEHICLES* BASIC PACKAGE (Select One) Annual Billing Option** $240 Prepaid Options: Year 2 $435 Years 2,3 $435 Years 2,3,4 $635 39 Months (Lease only) $490 PRE-OWNED VEHICLES* BASIC PACKAGE (Select One) Annual Billing Option** $240 Prepaid Options: Years 1,2 $465 Years 1,2,3 $670 Years 1,2,3,4 $855 Type of Card: AmEx (Preferred) VS MC DSVR DCB Credit Card Number Expiration (Month/Year) Name as it appears on card: - My signature below indicates my authorization to charge the credit card indicated. See reverse side for additional provisions. ROUTE ASSISTANCE*** Pricing: $2.95 per route OPTIONAL TELE TREK PACKAGE Voice-Delivered Traffic and Route Assistance*** Available on select 2001 and newer models. Pre-Authorized Bank Withdrawal (Fax a copy of voided check along with this form) Bank/Branch: City/State: Account Name: Checking Savings Annual Billing Option** $75 Prepaid Options: Years 1, 2 $145 Years 1, 2, 3 $205 Years 1, 2, 3, 4 $265 39 Months (Lease only) $225 ABA Routing Number: Address on account must match subscriber’s address. Performance of the Automated Voice System varies depending on the noise level in and around the vehicle. My signature below indicates my authorization to debit the account indicated. See reverse side for additional provisions EXCEPT AS STATED BELOW, PRICES DO NOT INCLUDE AIRTIME CHARGES AND TAXES AND ARE SUBJECT TO CHANGE. CLIENT MUST PROVIDE FORM OF PAYMENT AT START OF SERVICE. * For new vehicles only, the first year of service from delivery date to client is free and includes 30 minutes of Tele Aid airtime. New vehicle means a vehicle less than 3 months old or with less than 3,000 miles, and for which there has been no previous Tele Aid subscriber. Customers must complete a mandatory Acquaintance Call and the airtime for this call is part of the 30 free minutes. Additional charges will apply for minutes used beyond the 30 minutes included in the first year. Per minute airtime charges are $0.40 within our carrier service areas and $0.75 outside our carrier services areas. Prices include monthly carrier subscription fee for the term of the Basic Package selected. ** Annual Billing Option for new vehicles begins after first year of free service; for pre-owned vehicles begins at start of service. Price per year after first year of service shall be at the current published rate. *** Route assistance is available in all vehicles, but it may be limited depending upon location. SUBSCRIBER’S SIGNATURE (REQUIRED) I have reviewed all of the terms and conditions on both sides of this Agreement (including Side 2 REV03). I understand that, by signing below, I will be bound by the terms and conditions of this Agreement, including but not limited to the Limitations of Liability and Privacy Terms set forth on the reverse side. I agree that this Agreement may be signed, delivered, and retained in electronic form. Signature___________________________________________________________________________________ Date (Must match subscriber name) MMDDYY Service Declined Please read “Service Declined” on Side 2 TO COMPLETE SYSTEM ACTIVATION, PLEASE PRESS THE I-BUTTON FOR YOUR ACQUAINTANCE CALL THIRD-PARTY CONTACTS (Optional-May be notified in the event of an emergency) Name Name Relationship Relationship Day hone - - Day hone - - Evening Phone - - Evening Phone - - DEALER INFORMATION (REQUIRED) Dealer Name Dealer Code (REQUIRED Representative’s Phone - - Representative Representative’s Fax - - Dealer: 1. Please fax original to the Response Center at 877-275-7761. 2. Once fax confirmation is received, give copy to client. P-2717-REV03 (Call the Response Center at 800-756-9018 with questions.) Side 1 of 2

This is a legal agreement the subscriber named on the front of this agreement (“you”), Mercedes-Benz USA, LLC (“MBUSA”), and ATX Technologies, Inc. (“ATX”), governing the provision of Tele Aid Services to your Mercedes-Benz vehicle. Whether or not you have signed this agreement, by activating and using the Tele Aid Services, you accept and agree to be bound by the terms and conditions of this agreement.

TERMS AND CONDITIONS

1. Tele Aid Services. MBUSA will provide, through a response center operated by ATX, the mobile monitoring and support services (“Tele Aid Services”) included in the Service Plan you have selected, at the current published rates. A description of the Tele Aid Services appears in the informational brochure available from your Mercedes-Benz dealer or from ATX upon request. MBUSA and ATX reserve the right, without prior notice, to add, change or delete services included in the Tele Aid Services provided to you. ATX may also withhold Services, or may use the Services to locate the Mercedes-Benz vehicle, if ATX reasonably believes that you are not the lawful owner or lessee of the vehicle.

2. Service Limitations. The Tele Aid Services are provided by MBUSA, through ATX, using a device and other hardware installed in your vehicle (“Tele Aid Unit”) which receives global positioning satellite (GPS) signals and communicates with the response center via wireless and landline communications networks. The availability and use of Tele Aid Services are subject to many limitations, including the following: (a) Services are available only if you have activated your Tele Aid account with ATX; (b) services are available only if your vehicle ignition is on, and your vehicle batter is charged and connected; (c) Services are available only within the 50 United States, Puerto Rico, and Canada, and only if you are within operating range of the designated wireless network; (d) Services may be impaired by land-line and wireless communications problems caused by atmospheric or topographical conditions, busy cells, capacity limitations, equipment problems, equipment maintenance, and other factors and conditions; (e) Services may be affected by inherent limitations of your vehicle’s electrical system and architecture, or if any of the components of your vehicle’s Tele Aid Unit have been damaged or are defective; (f) Services are not available if the GPS system is not working or the signals are obstructed; (g) A small error built into the GPS system may impair ATX’s ability to determine your vehicle’s precise location; and (h) Services may be limited to geographic areas where map data and emergency (911) contact information is available in ATX’s databases, which may be less than that which is otherwise generally available. Your Tele Aid system uses analog cellular telephone signals. If the supporting wireless carrier and/or its roaming partners terminate or restrict analog service, the Tele Aid Services may not be available. UNDER THIS CIRCUMSTANCE, SOME OR ALL OF THE TELE AID SERVICES MAY BE SUSPENDED OR TERMINATED WITHOUT PRIOR NOTICE TO YOU AND WITHOUT ANY LIABILITY.

3. Your Duties. You agree to: (a) be fully responsible for the protection of your password; (b) use the emergency and roadside Tele Aid Services only for actual emergencies and roadside assistance needs; (c) follow the instructions for use of the Tele Aid Unit and the Tele Aid Services; (d) furnish all contact and other information requested by ATX and notify ATX immediately of any change in the information or in the ownership of your vehicle; (e) properly maintain your vehicle and the Tele Aid Unit; (f) not use the Tele Aid Services in violation of any laws or for any unlawful or abusive purpose; (g) not use the Tele Aid Services in any manner that could harm ATX, MBUSA or any other person; and (h) use the map, routing and traffic information and other content included in the Tele Aid Services only for your own personal use and not resell, retransmit or modify the information and content.

4. Service Duration. The initial term of this agreement is one year, or the longer period you have selected in the Service Plan. This agreement will automatically renew for successive one-year renewal terms unless you or ATX provides notice of cancellation to the other party at least 30 days before the notice to ATX or by calling ATX at the toll-free number on the front of this agreement. You must provide your password to cancel service. ATX will endeavor to notify you prior to the beginning of each renewal period for the Basic Package. ATX will send written notice to you at least 45 days before the beginning of any renewal term if ATX is changing the subscription fee or any of the Tele Aid Services included in your Service Plan. The foregoing notwithstanding, your receipt of notice, if any, shall not be a precondition to automatic renewal. If you fail to timely deliver a cancellation notice, then your Tele Aid Services will continue and you will be charged for another year.

5. Subscription Fee. The subscription fee for the Service Plan you have selected is payable in advance of the initial term and any renewal term. The subscription fee is not refundable. The fee for routing assistance is charged on a per-use basis and is payable monthly within 30 days of the invoice date. For any late payment you may be charged a $5.00 late fee. By providing your credit card or bankcard number, you authorize ATX to charge your account for all fees, wireless charges, taxes and other amounts due under this agreement. This authorization will remain in effect until you notify ATX in writing of withdrawal of your authorization. You authorize ATX to: (a) use third-party subcontractors to verify your credit card information; (b) to receive updated account information from the financial institution issuing your credit card; and (c) to review your credit history and obtain credit reports to determine your credit worthiness. If ATX determines you are not credit worthy, ATX may refuse to extend credit to you, may refuse to provide Tele Aid Services, or may cancel this agreement. If the credit card or bankcard number you have provided belongs to someone other than you, you represent and warrant that you have such person’s permission to use that number and you| agree to provide an alternate credit card or bankcard number to ATX in the event such third person revokes their permission.

6. Taxes and Other Charges. You are responsible for and agree to pay all sales, use and telecommunications taxes, and all other taxes, fees and charges imposed on you, ATX, MBUSA or the Tele Aid Unit manufacturer, in connection with the purchase and installation of the Tele Aid unit and the provision and use of the Tele Aid Services. The taxes, fees and charges will be added to your bill.

7. Wireless Network Charges. Except as noted on the front of this agreement, you are responsible for and agree to pay all telecommunications costs, including wireless access and airtime charges, associated with Tele Aid Services to your vehicle. The costs will be added to your bill.

8. Termination or Modification for Excessive Use. If ATX determines that your usage of the Tele Aid Services is so excessive that it interferes or could interfere with ATX’s ability to provide timely, high-quality telematics services to its other subscribers, or if ATX determines that your usage constitutes a nuisance or is otherwise not consistent with the terms of this agreement, then ATX may in its discretion suspend, modify or terminate the Tele Aid Services provided to you, without any advance notice. These rights are in addition to those in Section below titled “Default and Termination.”

9. Responsibility in Emergency Situations. When ATX receives an “SOS” signal from your vehicle, ATX will attempt to determine if an emergency exists. If ATX believes an emergency exists, ATX will attempt to contact a public safety provider or answering point to request assistance. ATX will also attempt to call one of your third-party emergency contacts. Neither ATX nor MBUSA guarantee that ATX will successfully contact the appropriate emergency agency or your third-party emergency contacts, or that emergency personnel will respond to the call or locate your vehicle. Neither ATX nor MBUSA is responsible for any failure or delay in responding to an emergency or for the quality of service delivered, whether the failure is the fault of ATX, MBUSA or any third-party service provider. You release ATX and MBUSA as well as all of the Third-Party Beneficiaries (as defined in Paragraph (3) and all their respective officers, directors and employees from all liabilities and losses (including physical injury or death) that you or others may suffer in an emergency situation.

10. Special Information Concerning Wireless Service. You do not have any right in the wireless phone number assigned to your Tele Aid Unit. ATX can change the number at any time. As a condition to providing wireless service, the wireless service carrier requires that you agree to the following terms. You agree that you have no contractual relationship whatsoever with the wireless service carrier and that you are not a third-party beneficiary of any agreement between ATX or MBUSA and the carrier. IN ADDITION, YOU EXPRESSLY AGREE THAT THE WIRELESS CARRIER HAS NO LEGAL, EQUITABLE, OR OTHER LIABILITY OF ANY KIND TO YOU AND THAT, REGARDLESS OF THE FORM OF THE ACTION, WHETHER FOR BREACH OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE; YOUR EXCLUSIVE REMEDY AND THE TOTAL LIABILITY OF WIRELESS CARRIER IN CONNECTION WITH THIS AGREEMENT, INCLUDING FAILURE OR DISRUPTION OF WIRELESS SERVICE, IS LIMITED TO PAYMENT OF DAMAGES IN AN AMOUNT NOT TO EXCEED THE AMOUNT PAID TO THE WIRELESS SERVICE CARRIER FOR THE SERVICES DELIVERED TO YOU DURING THE TWO-MONTH PERIOD PRECEDING THE DATE YOUR CLAIM AROSE.

11. Default and Termination. If you fail to timely pay any amount due under this agreement, ATX and/or MBUSA may terminate this agreement upon 10 days written notice to you. If you breach any other term of this agreement, ATX and/or MBUSA may terminate this agreement upon 30 days written notice to you. These rights are in addition to any others ATX or MBUSA may have. If ATX or MBUSA brings an action to enforce its rights against you, you agree to pay all reasonable costs of enforcement, including attorneys’ fees. IF ATX AND/OR MBUSA TERMINATES THIS AGREEMENT, YOU WILL NOTE BE ABLE TO ACCESS ANY OF THE TELE AID SERVICES, INCLUDING EMERGENCY SERVICES, AND YOU WILL NOT BE ENTITLED TO A REFUND OR CREDIT.

12. Force Majeure. ATX and MBUSA will not be responsible for the failure to provide Tele Aid Services to you if caused by any of the following: any act or omission of any wireless carrier (including interruption of cellular service), any emergency agency or any other third-party service or product provider; equipment failures or shortages; damage to the ATX response center, any land or wireless communications networks or the GPS system; acts of nature, labor strikes or war; or any other act or event that is outside of the reasonable control of ATX and MBUSA. UNDER ANY OF THESE CIRCUMSTANCES, ATX AND/OR MBUSA MAY AT ITS OPTION SUSPEND OR TERMINATE ALL OR SOME OF THE TELE AID SERVICES OR TERMINATE THIS AGREEMENT WITHOUT PRIOR NOTICE TO YOU AND WITHOUT ANY LIABILITY. MOREOVER, YOU WILL NOT BE ENTITLED TO A REFUND OR CREDIT.

13. Third-party Beneficiaries. The following parties are considered third-party beneficiaries under this agreement: parent and affiliate entities of ATX and MBUSA; Mercedes-Benz distributors and dealers; and third-party service and product providers involved in delivering the Services (for example, providers of map data, traffic and routing information, and other content). The disclaimer of warranties and limitations of liability extend to these third-party beneficiaries. To the extent any of these third- party beneficiaries impose further terms and conditions on providing services (for example, the end user terms covering navigation and location data), by using the Tele Aid Services, you also agree to be bound by those additional terms and conditions. You can obtain a copy of these additional terms and conditions at www.teleaid.com or by contacting ATX at MBcustomercare@atxtelematics.com or at the toll-free number set forth on the front of this agreement.

14. Disclaimer of Warranties. Your vehicle’s limited warranty covers only the Tele Aid Unit in your vehicle, and does not cover the Tele Aid Services or the wireless service. EXCEPT FOR THE VEHICLES LIMITED WARRANTY FROM MBUSA, NEITHER ATX, MBUSA NOR ANY THIRD-PARTY BENEFICIARY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, REGARDING THE SERVICES (INCLUDING ANY CONTENT OR OTHER INFORMATION DELIVERED TO YOU AS PART OF THE SERVICES), THE WIRELESS SERVICE OR THE TELE AID UNIT, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. ALL WARRANTIES WITH RESPECT TO THE SERVICES, THE WIRELESS SERVICE OR THE UNIT ARE EXPRESSLY DISCLAIMED.

7. Privacy and Subscriber Data.

a.	You agree that in conjunction with the provision of emergency, security, roadside assistance and other Tele Aid Services, ATX may create an electronic or other record of your vehicle’s location, direction, vehicle diagnostic data and other parameters, and of any incidents involving your vehicle. You agree that these records and your account information may be retained by ATX and furnished to MBUSA and its affiliates and dealers and to third-party service providers. You consent to the use by us, our dealers and third-party service providers of these records and your account information for the purposes of providing current and new Tele Aid Services, maintaining our relationship with you and administering your account. You also consent to our contacting you in your vehicle or at your address on file for the purpose of delivering telematics services to you and to discuss your account.

b.	You understand that, for quality assurance and employee training purposes. ATX may monitor and record conversations between ATX’s response center specialists and your vehicle’s occupants. Additionally, if stolen vehicle recovery is requested, ATX’s response center specialists may listen to and/or record conversations of the vehicle’s occupants without their knowledge in order to assist in recovering the vehicle. YOU CONSENT TO SUCH MONITORING AND RECORDING AND YOU RELEASE ATX AND MBUSA FROM CLAIMS, LIABILITIES AND LOSSES THAT MAY RESULT FROM ANY SUCH MONITORED AND/OR RECORDED CONVERSATIONS.

c.	YOU CONSENT TO THE COLLECTION, USE AND DISCLOSURE OF INFORMATION AS DESCRIBED IN THE TELE AID PRIVACY STATEMENT, WHICH MAY CHANGE FROM TIME TO TIME. You can obtain a copy of Tele Aid Privacy Statement at www.teleaid.com or by contacting ATX at MBcustomercare@atxtelematics.com or at the toll-free number set forth on the front of this agreement.

16. Security on Wireless Network. The Tele Aid Services employ wireless telephone networks that use radio channels to transmit voice and data. Therefore, neither the privacy nor security of conversations or data over the wireless telephone networks can be guaranteed.

17. Privacy and Subscriber Data.

a.	You agree that in conjunction with the provision of emergency, security, roadside assistance and other Tele Aid Services, ATX may create an electronic or other record of your vehicle’s location, direction, vehicle diagnostic data and other parameters, and of any incidents involving your vehicle. You agree that these records and your account information may be retained by ATX and furnished to MBUSA and its affiliates and dealers and to third-party service providers. You consent to the use by us, our dealers and third-party service providers of these records and your account information for the purposes of providing current and new Tele Aid Services, maintaining our relationship with you and administering your account. You also consent to our contacting you in your vehicle or at your address on file for the purpose of delivering telematics services to you and to discuss your account.

b.	You understand that, for quality assurance and employee training purposes. ATX may monitor and record conversations between ATX’s response center specialists and your vehicle’s occupants. Additionally, if stolen vehicle recovery is requested, ATX’s response center specialists may listen to and/or record conversations of the vehicle’s occupants without their knowledge in order to assist in recovering the vehicle. YOU CONSENT TO SUCH MONITORING AND RECORDING AND YOU RELEASE ATX AND MBUSA FROM CLAIMS, LIABILITIES AND LOSSES THAT MAY RESULT FROM ANY SUCH MONITORED AND/OR RECORDED CONVERSATIONS.

c.	YOU CONSENT TO THE COLLECTION, USE AND DISCLOSURE OF INFORMATION AS DESCRIBED IN THE TELE AID PRIVACY STATEMENT, WHICH MAY CHANGE FROM TIME TO TIME. You can obtain a copy of Tele Aid Privacy Statement at www.teleaid.com or by contacting ATX at MBcustomercare@atxtelematics.com or at the toll-free number set forth on the front of this agreement.

d.	ATX or MBUSA may be legally compelled to provide location data and other information obtained or obtainable through the Tele Aid system to law enforcement agencies. You release ATX and MBUSA from any claim or liability based upon disclosure of information under those circumstances.

18. General Legal Matters. Notices must be given in writing unless the receiving party expressly permits verbal notice. Notices to you will be deemed given if deposited in the U.S. mail, postage prepaid, addressed to you at the last known address as shown on the records of ATX. Notices to ATX shall be deemed given when received at P.O. Box 3524, Coppell, Texas 75019, Attn: Tele Aid Customer Care. Notices to MBUSA shall be deemed given when received at P.O. Box 350, Montvale NJ 07645- 0350. We may assign this agreement in whole or in part without notifying you. If any portion of this agreement is held to be invalid or unenforceable by a court, the balance of the agreement wil continue to be valid and enforceable. This agreement is governed by Texas law. This agreement, including disclaimer of warranties and limitations of liability, will be enforceable against your heirs, successors and assigns.

19. Service Declined. BY SELECTING THIS OPTION, YOU ACKNOWLEDGE THAT THE TELE AID SYSTEM WILL NOT BE ACTIVATED. YOU FURTHER ACKNOWLEDGE THAT NONE OF THE TELE AID SERVICES, INCLUDING AUTOMATIC COLLISION NOTIFICATION, WILL BE AVAILABLE TO YOU.

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